UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2024

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri 63105
(Address of Principal Executive Offices)

(314) 854-8352
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FF	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of FutureFuel Corp. (the “Company”) appointed Richard P. Rowe effective August 13, 2024 as a Class B member of the Board until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Mr. Rowe has served as President of RPR Global Solutions, LLC, an advisory firm that provides advisory services to companies in the specialty chemicals and materials industries, since February 2022. After serving in various leadership positions for over 20 years at Arkema, S.A., a multi-national manufacturer of specialty materials and chemicals, Mr. Rowe served as President and Chief Executive Officer of Arkema Inc., a North American subsidiary of Arkema S.A., from July 2015 through November 2021, and served on the boards of various subsidiaries of Arkema S.A., such as Arkema Mexico Arkema Canada, and Bostik Inc., and Arkema joint ventures such as Arkema-Yoshitomi (Japan), Nitta-Findley (Japan), and Seki-Arkema (Korea). Mr. Rowe chaired the Global Fluorochemical Producers Forum and served on the American Chemistry Council Board as well as its Responsible Care and Sustainability committees for more than six years. Mr. Rowe serves as Vice President of Pediatric Pharmaceuticals and also as Vice President of Club Longboat Beach & Tennis.

There are no arrangements between Mr. Rowe and any other person pursuant to which he was elected to serve as a director. There are no previous transactions between Mr. Rowe and the Company which are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Rowe will be compensated in accordance with the director compensation arrangements for 2024, pro-rated for his first year of service, as described in the Company’s Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on March 14, 2024 under the heading “Compensation of Directors.”

Mr. Rowe will also be granted an option to purchase 10,000 shares of the Company’s common stock under the Company’s 2017 Omnibus Incentive Plan which will expire in August 2029. In connection with this award, Mr. Rowe entered into an Award Agreement dated August 13, 2024.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibit

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated August 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP. By: /s/ Rose M. Sparks Rose M. Sparks, Chief Financial Officer Date: August 14, 2024